January 30, 2007

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

Supplement to the Prospectus dated October 1, 2006

     Effective March 1, 2007, the fourth sentence of the first paragraph of the section of the fund’s Prospectus entitled “Goal/Approach – New York Tax Exempt Intermediate Bond Fund” will be replaced in its entirety by the following:

“The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.”

     As a result, on March 1, 2007, the fund will be permitted to invest in bonds rated below investments grade at time of investment.

0705s0107